                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                    ______________


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):  January 12,
          1996



                               BT Financial Corporation
                (Exact name of registrant as specified in its charter)



                     Pennsylvania         0-12377           25-1441348
          (State or other jurisdiction  (Commission        (IRS Employer
                of incorporation)       File Number)    Identification No.)



                  551 Main Street, Johnstown, Pennsylvania  15901
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code: 814-532-3801





                                  Page 1 of 5 pages.
                               Exhibit Index on page 5.

          Item 5.   Other Events.

                    On January 12, 1996, BT Financial Corporation, a Pennsylvania corporation (the "Company") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Moxham Bank Corporation, a Pennsylvania corporation ("Moxham"). Pursuant to the Merger Agreement, Moxham will merge (the "Merger") with and into the Company, with the Company being the surviving corporation, and immediately following the Merger, the Company will merge (the "Bank Merger") The Moxham National Bank of Johnstown, a national banking association and The First National Bank of Garrett, a national banking association (collectively the "Banks"), wholly-owned subsidiaries of Moxham, with and into Johnstown Bank and Trust Company ("Johnstown Bank"), a Pennsylvania bank and trust company and wholly-owned subsidiary of the Company, with Johnstown Bank as the surviving corporation.

                    The Merger Agreement is attached hereto as Exhibit 2 and incorporated by reference herein in its entirety.

































                    (c)  Exhibits.

                    Exhibit No.              Description
                    -----------              -----------

                    2                        Agreement and Plan of
                                             Reorganization dated January
                                             12, 1996

                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BT Financial Corporation


          Date:  March 18, 1996         By:  /s/ John H. Anderson
                                             ---------------------------
                                             John H. Anderson
                                             Chairman and Chief Executive
                                             Officer

                                    EXHIBIT INDEX

                                                                 Sequential
          Exhibit No.              Description                    Page No.
          -----------              -----------                   ----------

          2                        Agreement and Plan of            __
                                   Reorganization dated
                                   January 12, 1996